                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2002


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                           001-14649                     54-1910453
 (State or Other Jurisdiction          (Commission File Number)           (IRS Employer
       of Incorporation)                                                Identification No.)



             160 Exeter Drive
           Winchester, Virginia                               22603-8605
 (Address of Principal Executive Offices)                     (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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Item 9:  Regulation FD Disclosure

         On August 2, 2002, Anthony J. Cavanna, the Executive Vice President and Chief Financial Officer and a director of Trex Company, Inc. (the "Company"), Andrew U. Ferrari, the Executive Vice President of Marketing and Business Development and a director of the Company, Robert G. Matheny, the President and a director of the Company, and Roger A. Wittenberg, the Executive Vice President of Materials Sourcing and International Operations and a director of the Company, entered into sales plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, pursuant to which they may sell shares of the Company's Common Stock. Under the Rule 10b5-1 sales plans, Mr. Cavanna may sell up to 102,648 shares of Common Stock through May 20, 2003, Mr. Ferrari may sell up to 260,000 shares of Common Stock through August 21, 2003, Mr. Matheny may sell up to 409,500 shares of Common Stock through May 23, 2003, and Mr. Wittenberg may sell up to 520,000 shares of Common Stock through August 21, 2003.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TREX COMPANY, INC.


Date:  August 6, 2002                             /s/ Robert G. Matheny
                                                  -----------------------------
                                                  Robert G. Matheny
                                                  President